UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date	of report (Date of earliest event reported) October 12, 2006

Nabi Biopharmaceuticals

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-04829	59-1212264

(Commission File Number)	(IRS Employer Identification No.)

5800 Park of Commerce Boulevard N.W., Boca Raton, FL	33487

(Address of Principal Executive Offices)	(Zip Code)

(561) 989-5800

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 12, 2006 Nabi Biopharmaceuticals issued a press release announcing its definitive agreement to sell PhosLo® (calcium acetate) and the product’s related assets to Fresenius USA Manufacturing, Inc., a U.S. subsidiary of Fresenius Medical Care. The text of the press release is filed as Exhibit 99 to this report and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibit number	Description
	99	Press Release dated October 12, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABI BIOPHARMACEUTICALS

Date: October 12, 2006	By:	/s/ Jordan I. Siegel
Name: Jordan I. Siegel Title: Senior Vice President, Finance and Chief Financial Officer